UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2026

BCB BANCORP, INC.

(Exact name of Registrant as Specified in its Charter)

New Jersey	0-50275	26-0065262
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

104-110 Avenue C
Bayonne, New Jersey	07002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 823-0700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	BCBP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.06.	Material Impairments.

On January 13, 2026, the Board of Directors and management of BCB Bancorp, Inc. (the “Company”) determined that a write down of $15.1 million (pre-tax) was required with respect to an isolated cannabis-related real estate owned (REO) property. As previously disclosed in the first quarter of 2025, BCB Community Bank (the “Bank”), the Company’s wholly owned subsidiary, established a specific reserve for this relationship. During the third quarter of 2025, this loan was transferred to the REO category, resulting in a previously disclosed charge-off of $12.7 million and the elimination of the previously established reserve. Based on new information, the Company determined that this additional write-down was warranted, which will be reflected in the Company’s fourth quarter 2025 financial statements.

The financial statements for the fourth quarter of 2025 will also reflect $16.4 million in additional net charge-offs, primarily related to the Bank’s C&I loan portfolio. The largest of these charge-offs was a $6.4 million C&I loan. Approximately $1.4 million of these net charge-offs were attributable to the Bank’s “Business Express” loans.

The Bank’s financial position provides sufficient capital to absorb these losses without any material effect on the Bank’s operations. The Company estimates that no portion of these charge-offs will result in any future cash expenditures but will continue to review this estimate as the Company moves forward.

The Company plans to report complete fourth quarter 2025 financial results on January 30, 2026, at 8:30 a.m. Eastern Standard Time.

Forward-Looking Statements

This 8-K, like many written and oral communications presented by the Company, and our authorized officers, may contain certain forward-looking statements regarding our prospective performance and strategies within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are including this statement for purposes of said safe harbor provisions. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, and expectations of the Company, are generally identified by use of words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “seek,” “strive,” “try,” or future or conditional verbs such as “could,” “may,” “should,” “will,” “would,” or similar expressions. Our ability to predict results or the actual effects of our plans or strategies is inherently uncertain. Accordingly, actual results may differ materially from anticipated results.

The most significant factors that could cause future results to differ materially from those anticipated by our forward-looking statements include the potential impact of another possible Federal budget stalemate in Congress in 2026, global tariffs imposed by the Trump administration, higher inflation levels, and general economic and recessionary concerns, all of which could impact economic growth and could cause increased loan delinquencies, a reduction in financial transactions and business activities, including decreased deposits and reduced loan originations. Other factors that could cause future results to vary materially from current management expectations as reflected in our forward-looking statements include, but are not limited to: our ability to manage liquidity and capital in a rapidly changing and unpredictable market, supply chain disruptions, labor shortages, the global impact of the military conflicts in the Ukraine and the Middle East; unfavorable economic conditions in the United States generally and particularly in our primary market area; the Company’s ability to effectively attract and deploy deposits; changes in the Company’s corporate strategies, the composition of its assets, or the way in which it funds those assets; shifts in investor sentiment or behavior in the securities, capital, or other financial markets, including changes in market liquidity or volatility; the effects of declines in real estate values that may adversely impact the collateral underlying our loans; increase in unemployment levels and slowdowns in economic growth; our level of non-performing assets and the costs associated with resolving any problem loans including litigation and other costs; the impact of changes in interest rates and the credit quality and strength of underlying collateral and the effect of such changes on the market value of our loan and investment securities portfolios; the credit risk associated with our loan portfolio; changes in the quality and composition of the Bank’s loan and investment portfolios; changes in our ability to access cost-effective funding; deposit flows; legislative and regulatory changes, including increases in Federal Deposit Insurance Corporation, or FDIC, insurance rates; monetary and fiscal policies of the federal and state governments; changes in tax policies, rates and regulations of federal, state and local tax authorities; demands for our loan products; demand for financial services; competition; changes in the securities or secondary mortgage markets; changes in management’s business strategies; changes in consumer spending; our ability to hire and retain key employees; the effects of any reputational, credit, interest rate, market, operational, legal, liquidity, or regulatory risk; expanding regulatory requirements which could adversely affect operating results; civil unrest in the communities that we serve; and other factors discussed elsewhere in this report, and in other reports we filed with the SEC, including under “Risk Factors” in Part I, Item 1A of our Annual Report on Form 10-K filed for the year ended December 31, 2024, and our other periodic reports that we file with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BCB BANCORP, INC.

DATE: January 15, 2026	By:	/s/ Jawad Chaudhry
Jawad Chaudhry
Executive Vice President and Chief Financial Officer
(Duly Authorized Representative)

4